UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Effective as of December 16, 2021, Atkins Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”), a direct wholly-owned subsidiary of The Simply Good Foods Company (the “Company”), Conyers Park Acquisition Corp., a Delaware corporation (“Parent”), Simply Good Foods USA, Inc. (“SGF”), Atkins Nutritionals Holdings, Inc., a Delaware corporation (“ANH”), Atkins Nutritionals Holdings II, Inc., a Delaware corporation (“ANH II”), NCP-ATK Holdings, Inc., a Delaware corporation, (“NCP” and, together with ANH, ANHII and ANI, the “Borrowers”), each an indirect wholly-owned subsidiary of Company, entered into Amendment No. 3 (the “Extension Amendment”) to that certain Credit Agreement, dated as of July 7, 2017, among Holdings, Parent, the Borrowers, Barclays Bank PLC and the other loan parties and lenders party thereto (the “Credit Agreement”) as amended by those certain amendments dated as of November 7, 2019 and March 16, 2018.

The Extension Amendment provides for an extension of the stated maturity date of the Revolving Commitments and Revolving Loans (each as defined in the Credit Agreement) from July 7, 2022 to the earlier of (i) 91 days prior to the then-effective maturity date of the Initial Term Loans (as defined in the Credit Agreement) and (ii) December 16, 2026.

A copy of the Extension Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Extension Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits:

Exhibit No.	Description
10.1	Amendment No. 3 (Extension Amendment), dated as of December 16, 2021, by and among Atkins Intermediate Holdings, LLC, a Delaware limited liability company, Conyers Park Acquisition Corp., a Delaware corporation, Simply Good Foods USA, Inc., a New York corporation, Atkins Nutritionals Holdings, Inc., a Delaware corporation, Atkins Nutritionals Holdings II, Inc., a Delaware corporation, NCP-ATK Holdings, Inc., a Delaware corporation and the financial institutions party thereto as Consenting Lenders and the Replacement Lender and Barclays Bank PLC, as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SIMPLY GOOD FOODS COMPANY

Date: December 22, 2021	By:	/s/ Todd E. Cunfer
	Name:	Todd E. Cunfer
	Title:	Chief Financial Officer

(Principal Financial Officer)